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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 10, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


          KENTUCKY                                               61-0985936
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (859) 292-6809
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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99.1 February 10, 2003 Press Release

Item 9.     REGULATION FD DISCLOSURE

      On February 10, 2003, NS Group, Inc. issued a news release concerning its financial results for the year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NS GROUP, INC.

Date: February 10, 2003                   By:  /s/ Thomas J. Depenbrock
                                          -----------------------------
                                          Thomas J. Depenbrock
                                          Vice President, Treasurer and
                                          Chief Financial Officer


                                EXHIBIT INDEX


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No.               Exhibit
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
99.1              February 10, 2003 Press Release
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